UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 6, 2010

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800 Denver, CO	80202
(Address of Principal Executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2010, DCT Industrial Trust Inc. (the “Company”) held its annual meeting of stockholders in Denver, Colorado (the “Annual Meeting”). At the Annual Meeting the Company’s stockholders approved the Second Amended and Restated DCT Industrial Trust Inc. 2006 Long-Term Incentive Plan (the “Amended Plan”) to, among other things, increase the number of shares of the Company’s common stock reserved for issuance thereunder by 15,000,000 shares. The foregoing summary is qualified in its entirety by reference to the Amended Plan, which is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the record date, there were a total of 208,798,286 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a) Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2011 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal were as follows:

Names of Directors	Total Number of Votes Cast For	Total Number of Votes Withheld	Broker Non-Votes
Thomas G. Wattles	147,279,661	1,876,615	25,577,435
Philip L. Hawkins	148,189,938	966,338	25,577,435
Phillip R. Altinger	96,433,503	52,722,773	25,577,435
Thomas F. August	96,452,698	52,703,578	25,577,435
John S. Gates, Jr.	148,127,779	1,028,497	25,577,435
Tripp H. Hardin	148,124,882	1,031,394	25,577,435
John C. O’Keeffe	148,145,474	1,010,802	25,577,435
Bruce L. Warwick	96,530,240	52,626,036	25,577,435

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the annual meeting of stockholders in 2011 and until his respective successor has been duly elected and qualified or until his earlier resignation or removal.

(b) Votes regarding the approval of the Amended Plan, were as follows:

For	Against	Abstain	Broker Non-Votes
105,792,386	41,894,207	1,469,683	25,577,435

Based on the votes set forth above, the Amended Plan was approved by our stockholders.

(c) Votes regarding the ratification of the audit committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for 2010, were as follows:

For	Against	Abstain
174,292,438	251,266	190,006

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2010 was duly ratified by our stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Second Amended and Restated DCT Industrial Trust Inc. 2006 Long-Term Incentive Plan (incorporated by reference to Exhibit 99.1 to Form S-8 filed on May 10, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

Dated: May 12, 2010

/s/ Philip L. Hawkins
	Name:	Philip L. Hawkins
	Title:	President and Chief Executive Officer